IIVI INVESTOR PRESENTATION November 2018 Exhibit 99.1

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include: (i) the ability of II-VI Incorporated (“II-VI”) and Finisar Corporation (“Finisar”) to complete the proposed transaction on the anticipated terms and timing or at all, (ii) potential litigation relating to the proposed transaction, (iii) inherent risks and costs associated with the integration of the businesses and achievement of the anticipated synergies, (iv) potential disruptions from the proposed transaction that may harm the parties’ respective businesses, (v) the ability of the parties to retain and hire key personnel, (vi) adverse legal and regulatory developments or determinations that could delay or prevent completion of the proposed transaction, and (vii) the ability of II-VI to consummate financing related to the transaction. Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018, and in Finisar’s Annual Report on Form 10-K for the year ended April 29, 2018, filed with the SEC on June 15, 2018. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in a joint proxy statement/prospectus that will be included in a registration statement on Form S-4 to be filed by II-VI with the SEC in connection with the proposed transaction. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Safe Harbor Statement

Regions 39% 22% 8% Europe North America China Japan ROW Q1 FY2019 Revenue 10% 21% Segments 34% 43% 23% II-VI Photonics II-VI Laser solutions II-VI Performance Products Q1 FY2019 Revenue Semi. Equip. Life Science Other Military 41% 28% 11% Markets Industrial Optical Communications Q1 FY2019 Revenue 14 Countries 52 Worldwide Locations 11,500+ Worldwide employees 314.4M Q1 FY2019 Revenue II-VI Overview Core Competency ENGINEERED MATERIALS Refers to groups II and VI of the Periodic Table of Elements “TWO SIX”

New Growth Markets EUV Lithography SiC for Wireless SiC for EV 3D Sensing Core Markets Optical Communications Industrial Lasers Military Our Core & Growth Markets

A Transformative Combination

$2.5B
Pro Forma Revenue[1]

$570M
Pro Forma EBITDA[1]

70
Locations Worldwide
Diversified Global Footprint

Communications, Automotive, Consumer Electronics, Materials Processing, Semiconductor Equipment, Military, Life Sciences
End Markets

$22B
Addressable Market[2]

24K+
Employees Worldwide

Note: Pro forma Revenue and EBITDA represents LTM 09/30/2018 for II-VI and LTM 07/29/2018 for Finisar.

1. Represents LTM 09/30/2018 for II-VI plus LTM 07/29/2018 for Finisar and includes $150mm run-rate synergies for EBITDA. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges.
2. 2022 estimated market size. Includes 3D Sensing, Power Devices for Automotive and Wireless RF size from Yole, Optical Communications from Lightcounting and Ovum, Industrial Processing, Military, Life Sciences from Strategies Unlimited.

II-VI Page 5

Finisar at a Glance DATACOM TELECOM 3D SENSING Enables data center and enterprise network connectivity Key products include transceivers for 25G, 100G and 400G Enables optimal transmission in access, metro and long-haul Key products include WSS, OCMs, and tunable/coherent modules Enables 3D Sensing for consumer and automotive applications Key product: VCSEL arrays #1 Optical Components Market Leader Leading GaAs Platform for 3D Sensing and LiDAR Broadest portfolio of optical modules Differentiation via Vertical Integration Engineering Innovation with ~2,000 Patents

Proliferation of Cloud Services Strategic Window of Opportunity Now Right Technology + Right Team + Right Time Inflection Point CAGR 16% CAGR 20% TAM ($B) Combined broad base of talent, technology and manufacturing enhances our ability to hit market windows today Window of Opportunity1 Electric & Autonomous Vehicles Growth in Mobile & 5G Communications 3D Sensing Increased Data and Video Consumption Disruptive Megatrends Note: Market size forecast from Lightcounting, Ovum and Yole.

Irreversible Megatrends | Addressing Multiple Strong and Growing Markets

3D Sensing & LiDAR


GaAs | InP



For 3D sensing in consumer electronics & LiDAR in automotive

Optical Communications


GaAs | InP | Si Photonics



For terrestrial, submarine & wireless optical infrastructure and datacenters

RF Electronics in Wireless & Military


5G
GaAs | GaN/SiC | Diamond



For 4G remote radio heads, 5G beam forming antennas & RF military electronics

Power Electronics For Green Energy


SiC

For electric vehicles (EV/HEV), smart grid power switching, solar and wind energy

	3D Sensing & LiDAR	Optical Communications	RF Electronics in Wireless & Military	Power Electronics For Green Energy
2022 Market	$2.9B	$12.1B	$1.1B	$1.2B
2018-22 CAGR	60%	13%	26%	27%

Source: 3D Sensing & LiDAR, Wireless RF and Power Electronics for Green Energy from Yole, Optical Communications from Lightcounting and Ovum.

II-VI
Page 8

1. Represents LTM 9/30/2018 for II-VI plus LTM 07/29/2018 for Finisar. Transaction Strategic Rationale Creates One of the Largest Photonics and Compound Semiconductor Companies with $2.5B of Revenue1 A Leader in Engineered Materials and Compound Semiconductors Combination Addresses Multiple Strong and Growing Markets Complementary Expertise in Datacom & Telecom Strengthens Position in Optical Communications Creates the Most Compelling 3D-Sensing and LiDAR platform with Faster Time to Market Expected to Achieve $150mm Run-Rate Cost Synergies within 36 months

Transaction Overview Transaction Consideration Approximately $3.2 billion of total equity value Finisar shareholders to own approximately 31% of the combined company Per Share Consideration $26.00 per share $15.60 in cash and 0.2218 shares of II-VI common stock, valued at $10.40 per share based on the closing price of II-VI’s common stock of $46.88 on November 8, 2018 Fixed exchange ratio Sources of Financing $2.0 billion of new funded debt in the form of fully committed financing (in addition to $450mm unfunded revolver) Permanent financing expected to come through pro rata market and institution loan markets Revolver and TLA, 5 year tenor; TLB, 7 year tenor, blended interest rate expected L+225 Expect to de-lever to current levels within 2 years $1.0 billion of combined balance sheet cash $1.4 billion of equity issued to Finisar shareholders Approval Process Approval by II-VI and Finisar shareholders Regulatory approvals Expected Timeline Middle of calendar year 2019, subject to customary closing conditions Financial Highlights $150mm of expected annual cost synergies realized within 36 months of close Expected to drive accretion in Non-GAAP earnings-per-share for the first full year post close of approximately 10% and more than double that thereafter

Significant Value Creation Potential from Synergies

Category	Drivers	Annual Estimated Synergies Achieved Within 36 months
Cost of Goods Sold	▪ Supply chain management - Procurement ▪ Infeed - Internal supply of enabling materials and components	~$85 million
Research & Development	▪ More efficient R&D with scale ▪ Complementary engineering and design teams	~$65 million (R&D, G&A, S&M combined)
General & Administration	▪ Consolidation of overlapping corporate costs ▪ Optimization of operating model	
Sales & Marketing	▪ Savings from scale	
	Total	~$150 million

II-VI Page 11

II-VI and Finisar have combined EBITDA generation of $570mm1 Combined company has a strong deleveraging profile, with significant deleveraging expected from 4.1x at announcement to under 2.5x in two years post close II-VI expected to maintain ongoing ability to maximize strategic opportunities Represents LTM 09/30/2018 for II-VI and LTM 07/29/2018 for Finisar and includes $150mm run-rate synergies. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges. Strong Deleveraging Profile 1 4.1x

History of Successful Strategic Acquisitions

- Disciplined approach to acquisitions
- Identify targets whose products/technologies complement the company's existing platforms and enable sustained growth

Organic Long-Term Growth and Growth via Acquisitions – Total Consolidated Revenue ($ in millions)



$1,500
$1,000
$500
$0
17% CAGR
$333
$487
$516
$551
$683
$742
$827
$972
$1,159
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2005
PHOTOP
SUBSIDIARY OF II-VI INCORPORATED
marlow
mla
FY2007
PACIFIC RARE SPECIALTY METALS & CHEMICALS, INC.
Aegis LIGHTWAVE
M CUBED
LIGHTWORKS OPTICAL SYSTEMS
OCLARO
Thin Film Filter Business
OCLARO
Fiber Amplifier, Micro-Optics business and Semiconductor Laser business
EPIWORKS
EpiWorks' expertise dovetails with Tesla's core competencies as an engineered materials company
ANADIGICS
Provides Tesla with high volume 6-inch GaAs fabrication capability, driving scalable infrastructure to position Tesla as a leader in VCSEL technology directphotonics
Integrated Photonics, Inc.
Kaiam Laser Limited's 6-inch wafer fab
CoAdna

Note: Dollars in millions

II-VI Page 13

Complementary Expertise in Telecom and Datacom

- Industry leader in Datacom transceivers for Hyperscale datacenters
- Fixed & tunable transceivers for access & wireless optical infrastructure
- Next-generation coherent transmission & submarine amplification
- ROADM for optical transport: WSS, optical amplifiers, optical monitoring
- Highly vertically integrated from engineered materials to subsystems



5G



Pump Laser



Amplifier



Transceiver



Wavelength Selective Switch

Product Portfolio Across Market Segments

Submarine Passives	Optical Amplifiers	High Port Count WSS	Coherent Transmission	Tunable Transceivers	Datacom Transceivers
Submarine Pumps	Optical Monitoring	Low Port Count WSS	Micro Pumps Micro Optics	Transceivers For Wireless	Client Transceivers

TELECOM DATACOM

SUBSEA | ROADMS | TRANSMISSION

LONG HAUL, METRO & DATACENTER INTERCONNECTS

II-VI FINISAR

II-VI

Page 14

II-VI’s GaAs Platform + Finisar’s InP Platform = Enhanced competency in 3D Sensing and LiDAR Optimization of R&D, Capital and Asset Utilization = Faster Time to Market Vertically integrated 6 inch GaAs compound semiconductor platform, one of the largest in the world = RF Devices and advanced optoelectronic integration VCSEL Arrays For 3D Sensing & LiDAR CAGR (’18-22): +60% Source: Yole VCSEL Arrays 940nm DFB Lasers 3D Sensing Filters Wide Angle Mirror Most Compelling Platform for 3D Sensing & LiDAR

II-VI’s GaAs & SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets Collaboration with SEDI for GaN/SiC RF electronics For wireless & military: efficient, high power RF amplification with GaN/SiC HEMT Thin-film diamond on silicon for next generation high speed wireless electronics GaN/SiC for RF Electronics Market CAGR (‘18-’22): 26% Source: Yole A world leading supplier of SiC substrates 5G WIRELESS Remote Radio Head Beam-forming Antenna For 4G & 5G Wireless Antennas For RF Devices in Wireless Handsets SiC Substrates GaAs Epiwafers GaAs pHEMT For RF Applications in Military & Wireless 4G WIRELESS RF Electronics for Wireless Infrastructure & Military

II-VI’s SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets High efficiency voltage and power conversion = SiC MOSFETs for Green Energy SiC for High Power Electronics Market CAGR (’18-’22): 27% Source: Yole A world leading supplier of SiC substrates DC-DC Converter Bi-Directional Converter/ Inverter/ Electric Motor HV Battery Electric Charger Applications Electric cars (EV/HEV) Solar & Wind Energy Smart Grid Power Switching Power Electronics for Green Energy

Growth Applications | EUV Lithography

- EUV Lithography already started for 7 nm node production
- Multiple II-VI products used in each EUV system, ~1-2% of total value
- Products leverage II-VI materials: ZnSe, CdTe, CVD Diamond and RBSiC





REAR MIRRORS | OUTPUT COUPLERS | MODULATOR | REACTION BONEDED SIC | CVD DIAMOND

EUV Lithography Systems
Market CAGR ('16-'22): 9%
Source: Allied Market Research

Structural Ceramic Subsystems
EUV Source System: Focusing Optics
Beam Transport System
CO2 System: Seed Laser, Power Amplifiers



EUV Lithography System

II-VI
Page 18

Core Market | Industrial Laser Materials Processing

High Power Semiconductor Lasers & Laser Optics

- A full suite of components for multiple laser modalities
- Strong CO_2 deployed base in active use and strong secondary market
- Industrial laser components: 25-35% of worldwide revenue


FIBER LASER OPTICS


CO2 LASER OPTICS


LASER BARS


CUTTING HEADS


DIRECT DIODE LASER ENGINE



Laser Components, Processing Heads, Beam Delivery Optics / Components

Fiber Lasers Market CAGR ('17-'22): +8%
Direct Diode Market CAGR ('17-'22): +7%
Source: Strategies Unlimited
CO2 laser optics: 15-20%
One micron products: 15-20%

II-VI
Page 19

Military-Aerospace business serves four strategic areas Intelligence surveillance & reconnaissance (ISR) Missiles and ordnance EMI & survivability Highly differentiated core capabilities & products Materials engineered in-house Complex electro-optics sub-assemblies with high value add Emerging strategic platform High energy lasers Directed energy lasers World leader in large sapphire panel output 24,000 sf dedicated facility F-35 Electro-Optical Targeting System (EOTS) Infrared Countermeasure Systems Market CAGR (’17-’22): +8% Source: Strategies Unlimited Core Market I Military

End Market Distribution of Full Year FY18 Revenue Reported Segments FY18 Revenue FYY18 Op Margin – GAAP FY18/FY17 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions ** $406M 9.5% 28% 67% (1%) 12% 3%* 7% 11% Photonics ** $487M 13.5% 10% 13% 77% 0% 3% 7% Performance Products $266M 11.6% 24% 15% (2%) 13% 40% * 19% 13% II-VI Consolidated $1,159M 11.7% 19% 33% (1%) 39% 10% 8% 10% * Now managed in Performance Products as of Q4FY18 ** The Laser Solutions and Photonics’ results adjusted for the LSG move from Laser Solutions to Photonics Segment Revenue by End Markets for Full Year FY18

End Market Distribution of Q1FY19 Revenue Reported Segments Q1FY18 Revenue Q1FY19 Revenue Q1FY19 Op Margin – GAAP Q1FY19/ Q1FY18 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $88M $106M 12% 20% 61% (1%) 13% 4% 8% 14% Photonics $116M $135M 12% 16% 11% 79% 0% 3% 7% Performance Products $58M $73M 12% 26% 19% (7%) 12% 40% 18% 11% II-VI Consolidated $262M $314M 12% 20% 30% (2%) 41% 11% 8% 10% Segment Revenue by End Markets for Q1FY19

Reiterating Guidance for Current Quarter Revenue EPS1 Adj. EPS2 Low $333mm $345mm $0.44 $0.48 High $0.65 $0.69 Excludes $0.05 a share for one time and transaction costs for our transactions and collaborations recently announced. Excludes $0.10 for stock-based compensation expense, $0.06 for amortization and $0.05 for one time and transaction costs.

Expectations Cash and Equivalents Cash Flow from Operations Long-Term Debt (Including current portion) FY18 FY16 FY17 Shareholder’s Equity $247M $218M $271M $161M $123M $118M $439M $235M $342M $1,024M $782M $900M Cash and Liquidity Q1FY19 $271M $19M $517M $1,044M FY18 FY19 Gross Margin 39.8% 38.5%-41% EDBITDA 19.1% 18.5%-21% Operating Margin 11.7% 11%-13% Typical industry EPS adjustments are detailed at the end of this presentation. Financial Trends

Transaction Financing $2.0 billion new funded debt, fully underwritten by BofA Merrill Lynch $450 million revolver unfunded at close Pro-forma Capitalization Statistics ($ in billion) x LTM EBITDA (w/ synergies)1 Gross Debt $2.4 4.1x Cash $0.3 0.6x Net Debt $2.0 3.5x Deleveraging and Capital Allocation Taken together, company has EBITDA generation of $570mm1 Combined company has a strong deleveraging profile Ongoing ability to maximize strategic opportunities Represents LTM 09/30/2018 for II-VI and LTM 07/29/2018 for Finisar and includes $150mm run-rate synergies. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges. Transaction Financing

Reconciliation Tables Three Months Ended Sep 30, 2018 Jun 30, 2018 Sep 30, 2017 Operating Income $37.2 $38.2 $29.8 Interest Expense 5.6 5.1 3.6 Other expense (income), net (0.7) (1.1) (0.7) Income taxes 6.2 7.0 5.8 Net Earnings $26.1 $27.2 $21.1 EBITDA $60.1 $62.0 $49.4 EBITDA margin 19.1% 19.3% 18.9% Interest expense 5.6 5.1 3.6 Depreciation and amortization 22.2 22.7 18.9 Income taxes 6.2 7.0 5.8 Net Earnings $26.1 $27.2 $21.1

II-VI Historical GAAP EPS and Adjusted EPS Equivalent To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies II-VI Consolidated Summary of Typical Industry Non-GAAP Adjustments Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Amortization 3.2 3.2 3.1 3.2 3.6 3.8 3.6 3.6 3.7 Share Based Comp - COGS 0.7 0.6 0.7 0.5 1.0 0.8 0.4 0.6 1.0 Share Based Comp - SGA 3.4 3.3 3.8 3.0 5.3 4.5 3.2 3.8 4.3 M&A Exp - - - 0.3 2.0 - - - 1.9 7.3 7.1 7.6 7.0 11.9 9.1 7.2 8.0 10.9 Tax - - - (8.4) - - (0.1) (0.2) - Impact of the “Tax Cuts and Jobs Act” and Company Actions - - - - - 15.8 (6.5) (1.3) - PAT 7.3 7.1 7.6 (1.4) 11.9 24.9 0.6 6.5 10.9 Outstand Shares 63.6 64.4 65.0 65.0 65.3 65.0 65.1 65.1 66.2 EPS Impact of Typical Industry Non-GAAP Adj. 0.11 0.11 0.12 (0.02) 0.18 0.38 0.01 0.10 0.16